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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                             High Speed Access Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Delaware                               61-1324009
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


  4100 East Mississippi Avenue, Denver, Colorado                    80246
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     (Address of principal executive offices )                    (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                         Name of each exchange on which
    to be registered                           each class is to be registered

           None                                           None
  ---------------------                        -------------------------------


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.|X|

         Securities Act registration statement file number to which this form
relates:     333-74667


         Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, par value $.01
                          ----------------------------
                                 Title of class





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Item 1.  Description of Registrant's Securities to be Registered

                  For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Capital Stock" in the Registrant's Prospectus, which constitutes a part of the Registrant's Registration Statement on Form S-1 (File No. 333-74667), as amended, filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

Item 2.  Exhibits

                  The following exhibits to this Registration Statement have been or will be filed as exhibits to the Registrant's Registration Statement on Form S-1 (File No. 333-74667), as amended, filed under the Securities Act of 1993, as amended, and are hereby incorporated or deemed to be incorporated herein by reference.

Exhibit
Number                                          Description of Exhibit

1.       Form of Amended and Restated Certificate of Incorporation of the
         Registrant to be effective on the closing of the offering (incorporated by reference to Exhibit 3.1 of Registrant's Registration Statement on Form S-1 (File No. 333-74667)).

2. Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 of Registrant's Registration Statement on Form
         S-1 (File No. 333-74667)).

3. Specimen Certificate for the Registrant's Common Stock (incorporated by reference to Exhibit 4.1 of Registrant's Registration Statement on Form S-1 (File No. 333-74667)).

4.       Amended and Restated Registration Rights Agreement, dated as of
         November 25, 1998, among the Registrant and certain stockholders of the Registrant (incorporated by reference to Exhibit 10.10 of Registrant's
         Registration Statement on Form S-1 (File No. 333-74667)).

5.       Voting Trust Agreement dated as of March 30, 1999 among Terrence J.
         Herron, as Voting Trustee, and Joseph S. Gans, III, Joseph W. Aman,
         Laurence Shewack, John Howell and Terrence J. Herron (incorporated by reference to Exhibit 9 of Registrant's Registration Statement on
         Form S-1 (File No. 333-74667)).

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 20, 1999

                                             HIGH SPEED ACCESS CORP.




                                             By /s/ George E. Willett
                                                --------------------------------
                                                George E. Willett
                                                  Chief Financial Officer


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